Exhibit 10.2
                [Letterhead of Office of Electricity Regulation]
The Company Secretary
South Western Electricity plc
800 Park Avenue
Aztec West
Almondsbury
Bristol
BS12 4SE

MODIFICATION OF LICENSE

Whereas -

(1) South Western Electricity plc ("the licensee") has been granted a license ("the license") under Section 6 (2) of the Electricity Act 1989 ("the act") to supply electricity to premises in England and Wales specified or of a description specified in the license subject to the Conditions contained in the license;

(2) In accordance with Section 11 (2) of the Act the Director General of Electricity Supply ("Director") gave notice of his intention to make modifications  to the  license  through  the  insertion  of two  additional conditions (13 and 14) by advertising the modifications in the London Gazette and the Financial Times, requiring any objections or representations to the modifications to be made to him on or before 21 March 1994;

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) In accordance with Section 11 (4) of the Act the Director gave notice of his intention to make the modifications to the Secretary of State and has not received a direction not to make the modification;

(5) The licensee has given his consent to the modifications, set out in the Schedule attached which the Director proposed to the license.

Now in accordance with the powers contained in Section 11 (1) of the Act and with the consent of the licensee the Director hereby modified the license in the manner specified in the Schedule attached with effect from 1 April 1994.

/s/Dr E Marshall
Dr E Marshall
Authorised on behalf of
The Director General of Electricity Supply                     31 March 1994

                                                     SCHEDULE

After Condition 12 insert

"Condition 13:  Compulsory acquisition of land etc


1. All the powers and rights conferred by or under the provisions of Schedule 3 of the Act (compulsory acquisition of land etc.) shall have effect in relation to the licensee to the extent that they are required for the installation, maintenance, removal or replacement of the licensee's system or any part thereof which are necessary to enable the licensee to supply electricity to the premises specified in Schedule 1 to this license.

2. Paragraph 1 shall cease to have effect on 1 April 1997 or such later date as the Director may from time to time direct.

Condition 14:  Powers to carry out street works etc.
1. The powers and rights conferred by or under the provisions of Schedule 4 to the Act (powers to carry out street works etc.) shall have effect and may, subject to paragraph 2 below, be exercised by carrying out works in relation to, or in pursuance of, the installation, inspection, maintenance, adjustment, repair, alternation, replacement and removal of: (a) electric lines which are necessary to enable the licensee to supply electricity to premises specified in Schedule 1 below;

         (b)      electrical plant associated with such lines; and

         (c)      any structures for housing or covering such lines or plant.

2. Works which are under, over, in, or, along or across any street, which for the purposes of the Highways Act of 1980, constitutes a highway or part of a highway maintainable at the public expense, may be undertaken in pursuance of paragraph 1 above subject to the following conditions:

         (a) that such works shall not be carried out except with the consent, which shall not unreasonably be withheld, of the highway authority and in accordance with such reasonable conditions as may be attached to such consent;

         (b) that any question as to whether or not a consent of highway authority is unreasonably withheld, or as to the reasonableness of conditions attached to such consent, shall be determined by a single arbitrator to be appointed:-

               (i)  by agreement between the licensee and the highway authority;
                    or

               (ii) in  default  of  such  agreement,  by  the  Director  on the application of either party.

3. Paragraph 1 shall cease to have effect on 1 April 1997 or such later date as the Director may from time to time direct."

                [Letterhead of Office of Electricity Regulation]
Mr R Westlake
Resources and External Affairs Director
South Western Electricity plc
800 Park Avenue
Aztec West, Almondsbury
Bristol
BS12 4SE


Dear Mr. Westlake

MODIFICATION OF LICENSE CONDITION

Whereas -

(1) South Western Electricity plc ("the licensee") has been granted a license ("the license") under Section 6(2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in England and Wales specified or of a description specified in the license subject to the conditions contained in the license;

(2) In accordance with Section 11 (2) of the Act the Director gave notice of his intention to make modifications to Condition 2 of the license by advertising the modifications in the London Gazette the Edinburgh Gazette the Financial Times and the Scotsman requiring any objections or representations to the modifications to be made to him on or before 27 March 1992;

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) The licensee has given his consent to the modifications, set out in the Schedule attached which the Director General of Electricity Supply ("the Director") proposed to Condition 2 of the license.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licensee the Director hereby modified Condition 2 of the license in the manner specified in the Schedule attached with effect from 23rd April 1992.

/s/Dr Eileen Marshall
Dr Eileen Marshall
Authorised on behalf of
The Director General of Electricity Supply                      22 April 1992
- ------------------------------------------

Schedule

Condition 2 of each license which has been granted under section 6(2)(a) of the Act (other than the license granted to London Electricity plc) shall be modified by the addition of the following two paragraphs after paragraph 7 -

7A. For the purpose of this Condition occupation of any premises by an affiliate of a person shall be deemed to be occupation by that person.

7B.      (1)      In this paragraph -

                  "customer B" means the customer for the time being of the licensee in respect of premises A;

                  "permitted quantity" means 10 per cent of the quantity of electricity supplied by the licensee to customer B in respect of premises A in the relevant year;

                  "premises A" means a site or building which, if in the occupation of a single customer, would be capable of being single premises; and

                  "relevant year" means the period of 12 months commencing on the date upon which the licensee starts to supply premises A and (if such supply is provided for a continuous period exceeding 12 months) each anniversary of that date until such supply shall cease.

         (2)      Where during a relevant year -

                  (i)      premises A are occupied by more than one person;

                  (ii) customer B supplies the other person or persons who are in occupation of premiss A or supplies one or more of such persons who supply the other occupiers;

                  (iii) each of the persons referred to in subparagraph (ii) who provides a supply is exempt by or under an Order under section 5 of the Act from the requirement to hold a license to supply; and

                  (iv) customer B does not supply an aggregate quantity of electricity to such other occupiers in any relevant year which may reasonably be expected to exceed or actually exceeds the permitted quantity.

the occupation of premises A by the persons other than customer B shall be deemed to be occupation by customer B.

          (3) The licensee shall, at the request of the public electricity supplier in whose authorized area premises A are situated, provide not more than once in any period of 3 months in a relevant year, evidence to the supplier that the licensee reasonably believes that the aggregate quantity of electricity expected to be supplied by customer B during the relevant year will not exceed the permitted quantity including, where at the date of such request any such supply has been provided during the relevant year, evidence as to the quantity so supplied.

          (4) Where customer B has supplied a quantity of electricity to such other occupiers which in aggregate exceeds the permitted quantity, the licensee shall pay to the public electricity supplier in whose authorized area premises A are situated a sum calculated by multiplying the number of units by which the actual supply to such other occupiers exceeds the permitted quantity by 5 per cent of the standard tariff price per unit charged by that public electricity supplier for customers of the type or types of such other occupiers (but excluding any standing charge or other charge no fixed solely by reference to the number of units consumed) or in the absence of agreement as to the appropriate tariff such rate as may be determined by the Director at the request of the licensee or the public electricity supplier.

          (5)  For the purposes of this paragraph there shall be disregarded -

               (i) the quantity of electricity supplied by customer B to an occupier of premises A who has a relevant demand above the franchise limit;

               (ii) the quantity of electricity  supplied to customer B equal to the quantity supplied by customer B in accordance with subparagraph (i); and

               (iii)the  occupation  by the  occupier  (other  than  customer B)
                    referred to in subparagraph (i).

          (6) To the extent that, disregarding sub-paragraph (2), the licensee would have been permitted to provide a supply to customer B's premises under this Condition, the provisions of this paragraph shall not apply.

                [Letterhead of Office of Electricity Regulation]

The Regulation Manager
South Western Electricity plc
800 Park Avenue
Aztec West
Almondsbury
BRISTOL
BS12 4SE


MODIFICATION OF LICENSE CONDITION

Whereas -

(1) South Western Electricity plc ("the licensee") has been granted a license ("the license") under Section 6(2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in Scotland specified or of a description specified in the license subject to the Conditions contained in the license;

(2) In accordance with Section 11 (2) of the Act the Director gave notice of his intention to make modifications to Condition 2 of the license by advertising the modifications in the London Gazette the Edinburgh Gazette the Financial Times and the Scotsman requiring any objections or representations to the modifications to be made to him on or before 27 March 1992;

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) The licensee has given his consent to the modifications, set out in the Schedule attached which the Director General of Electricity Supply ("the Director") proposed to Condition 2 of the license.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licensee the Director hereby modified Condition 2 of the license in the manner specified in the Schedule attached with effect from 16 June 1992.

/s/ Robert Irvine
ROBERT IRVINE
Authorised on behalf of
The Director General of Electricity Supply                        15 June 1992
- ------------------------------------------

Schedule

Condition 2 of each license which has been granted under section 6(2)(a) of the Act (other than the license granted to London Electricity plc) shall be modified by the addition of the following 2 paragraphs after paragraph 7 -

7A. For the purpose of this Condition occupation of any premises by an affiliate of a person shall be deemed to be occupation by that person.

7B.  (1) In this paragraph -

                  "customer B" means the customer for the time being of the licensee in respect of premises A;

                  "permitted quantity" means 10 per cent of the quantity of electricity supplied by the licensee to customer B in respect of premises A in the relevant year;

                  "premises A" means a site or building which, if in the occupation of a single customer, would be capable of being single premises; and

                  "relevant year" means the period of 12 months commencing on the date upon which the licensee starts to supply premises A and (if such supply is provided for a continuous period exceeding 12 months) each anniversary of that date until such supply shall cease.

         (2)      Where during a relevant year -

                  (i)      premises A are occupied by more than one person;

                  (ii) customer B supplies the other person or persons who are in occupation of premises A or supplies one or more of such persons who supply the other occupiers;

                  (iii) each of the persons referred to in subparagraph (ii) who provides a supply is exempt by or under an Order under Section 5 of the Act from the requirement to hold a license to supply; and

                  (iv) customer B does not supply an aggregate quantity of electricity to such other occupiers in any relevant year which may reasonably be expected to exceed or actually exceeds the permitted quantity.

                  the occupation of premises A by the persons other than customer B shall be deemed to be occupation by customer B.

          (3) The licensee shall, at the request of the public electricity supplier in whose authorised area premises A are situated, provide not more than once in any period of 3 months in a relevant year, evidence to the supplier that the licensee reasonably believes that the aggregate quantity of electricity expected to be supplied by customer B during the relevant year will not exceed the permitted quantity including, where at the date of such request any such supply has been provided during the relevant year, evidence as to the quantity so supplied.

          (4) Where customer B has supplied a quantity of electricity to such other occupiers which in aggregate exceeds the permitted quantity, the licensee shall pay to the public electricity supplier in whose authorised area premises A are situated a sum calculated by multiplying the number of units by which the actual supply to such other occupiers exceeds the permitted quantity by 5 per cent of the standard tariff price per unit charged by that public electricity supplier for customers of the type or types of such other occupiers (but excluding any standing charge or other charge not fixed solely by reference to the number of units consumed) or in the absence of agreement as to the appropriate tariff such rate as may be determined by the Director at the request of the licensee or the public electricity supplier.

          (5)  For the purposes of this paragraph there shall be disregarded -

               (i) the quantity of electricity supplied by customer B to an occupier of premises A who has a relevant demand above the franchise limit;

               (ii) the quantity of electricity  supplied to customer B equal to the quantity supplied by customer B in accordance with subparagraph (i); and

               (iii)the  occupation  by the  occupier  (other  than  customer B)
                    referred to in subparagraph (i).

          (6) To the extent that, disregarding subparagraph (2), the licensee would have been permitted to provide a supply to customer B's premises under this Condition, the provisions of this paragraph shall not apply.

                [Letterhead of Office of Electricity Regulation]

R G Westlake Esq
Regulation Manager
South Western Electricity plc
800 Park Avenue
Aztec West
Almondsbury                                                      30 June 1993
BRISTOL BS12 4SE

MODIFICATION OF LICENSE

Whereas:

          (1) South Western Electricity plc ("the licensee") has been granted a license ("the license") under Section 6(2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in Scotland specified or of a description specified in the license subject to the conditions contained in the license;

          (2) In accordance with Section 11(2) of the Act the Director General of Electricity Supply ("the Director") gave notice of his intention to make modifications to conditions in the license relating to the compulsory acquisition of land, etc. and powers to carry out street works etc, by advertising the modifications in the Edinburgh Gazette and the Scotsman, requiring any objections or representations to the modifications to be made to him on or before 23 June 1993;

          (3) The Director has considered the representations or objections which were duly made and not withdrawn;

          (4) In accordance with Section 11(4) of the Act the Director gave notice of his intention to make the modifications to the Secretary of State and has not received a direction not to make the modifications; and

          (5) The licensee has given his consent to the modifications, set out in the Schedule attached which the Director proposed to the license.

         Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licensee the Director hereby modified the license in the manner specified in the Schedule attached with effect from 30 June 1993.

/s/ C Peter Carter
C PETER CARTER
Authorised on behalf of
The Director General of Electricity Supply                        15 June 1992

                                    SCHEDULE

1. The following shall be inserted in Substitution for the existing Paragraph 2 of Condition 13:

"Paragraph 1 shall cease to have effect on 31 March 1997 or such later date as the Director may from time to time direct."


2. The following shall be inserted in Substitution for the existing Paragraph 4 of Condition 14:

"Paragraph 1 shall cease to have effect on 31 March 1997 or such later date as the Director may from time to time direct."

                [Letterhead of Office of Electricity Regulation]
Company Secretary
South Western Electricity plc
800 Park Avenue
Aztec West
Almondsbury
Bristol
BS12 4SE

MODIFICATIONS OF LICENSE CONDITION

Whereas -

(1) South Western Electricity plc ("the licensee") has been granted a license ("the license") under Section 6(1)(c) of the Electricity Act 1989 ("the Act") to supply electricity to any premises in the authorized area designated in Schedule 1 of the license subject to the Conditions contained in the license;

(2) In accordance with Section 11 (2) of the Act the Director General of Electricity Supply ("the Director") gave notice of his intention to make modifications to Condition I (Interpretation), Condition 3, 3B, 3C, 3D, 3E, 3F and 3G and Schedule 3 Parts A, C and F (Charge Restrictions) and Condition 4 (Prohibition of cross subsidies and discrimination) of the license by advertising the modifications in the London Gazette and the Financial Times requiring any objections or representations to the modifications to be made to him on or before 26 March 1994;

(3) The Director has considered the representations or objections which were duly made and not withdrawn:

(4) In accordance with Section 11 (4) of the Act the Director gave notice of his intention to make the modifications to the Secretary of State and has not received a direction not to make the modification;

(5) The licensee has given his consent to the modifications, set out in the Schedule attached, which the Director proposed to the license.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licensee the Director hereby modifies the license in the manner specified in the Schedule attached with effect from 1 April 1994.

/s/ G R Horton
G R Horton
Authorized on behalf of
The Director General of Electricity Supply                      30 March 1994
- ------------------------------------------                      -------------

Schedule

The following modifications shall apply for the purposes of a relevant year commencing on or after 1 April 1994.

1.   The following definitions shall be deleted from Condition 1 of the license:

         "1 MW customer" "1 MW premises" "over 1 MW customer" "over 1 MW premises"

         Following the definition of "megawatt" or "MW" there shall be inserted the following definitions:

"0.1 MW customer"      means any customer other than an over 0.1 MW customer in
                       its capacity as such.

"0.1 MW premises"      means any premises other than over 0.1 MW premises.

"over 0.1 MW customer"  means a customer supplied at over 0.1 MW premises, but shall not include such customer insofar as supplied at
                        0.1 MW premises.

"over 0.1 MW premises"  means premises supplied by the licensee at which the average of the maximum monthly demands in the three months of highest maximum demand in any period of twelve consecutive months commencing on or after January 1993 exceeds one tenth of a megawatt.

2. The attached shall be inserted in substitution for the existing Condition 3, 3B, 3C, 3D, 3E, 3F, 3G and Schedule 3 Part A, Part C and Part F.

3. In Condition 4 for the phrase "IMW" there shall be substituted "0.1 MW" where ever the same occurs.

Condition 3: Charge restriction conditions: definitions

1. In this Condition and in Conditions 3A to 3G and Schedule 3 to this license:



"attributed"             means when used in relation to the fossil fuel levy or
                         payments in lieu thereof or transmission connection point charges or remote transmission asset rentals or distribution losses or transmission costs or allowed distribution costs, or in relation to attributing electricity purchase or sale contracts and electricity purchase costs to regulated customers and other customers, attributed in accordance with the principles set out in Part A of Schedule 3 and attribute, attributed, attributable and attribution shall be construed accordingly.

"average charge per unit means the distribution revenue in the relevant year
distributed"             divided by the regulated quantity distributed in that
                         year.

"average charge per unit means the supply revenue in the year divided by the
supplied"                quantity supplied in that year.

"average charge per      means the regulated supply revenue in the relevant
regulated unit supplied" year divided by the regulated quantity supplied in that year.

"average specified rate" means the average of the daily based rates of Barclays
                         Bank plc current from time to time during the period in respect of which the calculation falls to be made.

"charge restriction      means Conditions 3 to 3G inclusive together with
conditions"              Schedule 3 to this license, as from time to time
                         modified or replaced in accordance therewith or pursuant to Sections 11, 14 or 15 of the Act.

"distribution losses"    means units unaccounted for on the licensee's
                         distribution system, measured as being the difference between the units metered on entry into the system and the united metered on leaving the system.

  "distribution revenue"    means the revenue (measured on an accruals basis)
                            derived by the licensee from the provision of distribution services in the relevant year, after deduction of:

                    (i)  an  amount  equal  to  such  part of the  total  amount payable  in  that  relevant  year  to the  Transmission
                         Company (measured on an accruals basis) in respect of transmission connection point charges and remote transmission asset rentals and which would otherwise be included in distribution revenue by reason of being recovered in that relevant year by the licensee in its use of system charges, as falls to be attributed to the regulated quantity distributed in that relevant year; and

                    (ii) value  added  tax (if any) and any  other  taxes  based directly on the amounts so derived.


  "distribution services"   means
                            all services
                            provided by the
                            licensee as part
                            of its
                            Distribution
                            Business other
                            than excluded
                            services.

  "EHV premises"         means those premises to which units are delivered by
                         the licensee which fall to be treated as EHV premises in accordance with Part B of Schedule 3.

  "electricity purchase  means the licensee's purchase costs of electricity costs" calculated in accordance with the principles in Part F of Schedule 3.

  "excluded services"    means those services provided by the licensee which
                         in accordance with the principles set out in Part C of
                         Schedule 3 fall to be treated as excluded services.

"fifth relevant year"    means the relevant year commencing 1st April 1994.

"HV units"               means units (other than EHV units) distributed by
                         the licensee which are delivered to premises connected to the licensee's distribution system at a voltage at or higher than 1000 volts.

"interconnector charges" means charges levied by the Interconnectors Business of the Transmission Company and payable by the Supply or Second-Tier Supply Business of the licensee in respect of use of interconnector for the transfer of electricity into England and Wales.

"LV units"               means units distributed by the licensee which are
                         delivered to premises connected to the licensee's distribution system at a voltage less than 1000 volts.

""LV1 units"             means LV units which are distributed by the licensee
                         outside night-tine periods to domestic premises or small non-domestic premises where the appropriate use of system charges apply different rates in night-time periods as opposed to other times of day, for the avoidance of doubt including the use of system charges under the tariffs specified in paragraph D2 of Part D of Schedule 3.

"LV2 units"              means LV units which are distributed by  the licensee
                         to domestic premises or small non-domestic premises:

               (a) during night-time periods, where the appropriate use of system charges apply different rates in night-time periods as opposed to other times of the day; or

               (b) where the appropriate use of system charges are incorporated into tariffs which restrict availability of supply to specified off-peak periods.
                    for the avoidance of doubt including the use of system charges under the tariffs specified in paragraph D3 of

Part D of Schedule 3.

"LV3 units"        means LV units other than LV1 and LV2 units, for
                   the avoidance of doubt including units distributed under the tariffs specified in paragraph D4 of Part D of Schedule 3.

"maximum average   means the charge calculated in accordance with the
charge per unit    formula in paragraph 1 of Condition 3A.
distributed"

"maximum average          means the charge calculate din accordance with the
charge per regulated unit formula in paragraph 1 of Condition 3B.
supplied"

"metered"                 means, in relation to any quantity distributed or
                          supplied as measured by a meter installed for such purpose of (where no such meter is installed or it is not reasonably practicable to measure the quantity by such meter) as otherwise reasonably calculated.

"quantity supplied"       means the aggregate quantity of units supplied by the
                          licensee in the relevant year metered at the points of supply (whether or not in the authorized area of the licensee).

"regulated customer"      means a person other than the licensee who in the
                          calendar year ending in relevant year t-1 was supplied at 0.1 MW premises.

"regulated distribution   means as the case may be HV units or LV1 units or
unit category"            LV2 units or LV3 units.

"regulated quantity      means the aggregate quantity of units distributed (both
distributed"             for the Supply Business of the licensee and on behalf
                         of third parties under use of system) by the licensee through the licensee's distribution system in relevant yeart metered at exit points on leaving the licensee's distribution system but excluding for this purpose:

               (a) units distributed for the purpose of supply to premises outside the licensee's authorized area; and

               (b)  EHV units.

"regulated quantity      means the aggregate quantity of units supplied by the
supplied"                licensee to regulated customers in the relevant year
                         metered at the points of supply.

"regulated supply        means that part of the supply revenue (measured on an
revenue"                 accruals basis) derived by the licensee from supplies
                         to regulated customers.

"regulated unit supplied" means a unit supplied by the licensee to a regulated customer.

"relevant year"          means a financial year commencing on or after 1st
                         April 1990.

"relevant year t"        means that relevant year for the purposes of  which any
                         calculation falls to be made; "relevant year t-1" means the relevant year preceding relevant year t or, in respect of the period prior to 1st April 1990, the period of 12 calendar months commencing on 1st
                         April 1989; and similar expressions shall be construed accordingly.

"remote transmission     means any rent or other periodic payment payable by
asset rental"            the Distribution Business of the licensee to the
                         Transmission Company in respect of remote transmission assets forming part of the licensee's distribution system.

"supply" includes supply outside the authorized area, standby and top-up supply and sale and any other sales of electricity by the licensee to persons other than customers; and "supplied" and similar expressions shall be construed accordingly.

"supply charges"       means all charges (including charges for the provision
                       of distribution services and standing charges) made by the licensee in respect of electricity supplied by the license other than charges for the provision of excluded services by the licensee.

"supply revenue"       means the revenue (measured on an accruals basis)
                       derived by the licensee from supply charges after deduction of value added tax (if any) and any other taxes based directly on the amounts so derived.

"transmission charges" means charges levied by the Transmission Company payable by the Supply or the Second-Tier Supply Business of the licensee in respect of the transmission of electricity, but for the avoidance of doubt shall exclude transmission connection point charges and remote transmission asset rentals.

"transmission connection means charges levied by the Transmission Company
point charges"           as connection charges by direct reference to the
                         number or nature of the connections between the Licensee's distribution system and the transmission system and payable by the Distribution Business of the license.

"unit"                   means a kilowatt hour.

         Condition 3B:  Restriction of supply charges

         Basic Formula

1. Without prejudice to Condition 3F the licensee shall in setting its supply charges use its best endeavors to ensure that in any relevant year the average charge per regulated unit supplied shall not exceed the maximum average charge per regulated unit supplied calculated in accordance with the following formula:


                           MSt = PSt + Yt - KSt


         where:

         MSt means the maximum average charge per regulated unit supplied in relevant year t.
         PSt means that amount in relevant year t which is derived from the following formula.

                           Pst  =   (PF + PC. CC + PQ.QC) PIC
                                                     Qt


         Where:

          PF   means (pound)10,484,201
          PC   means (pound)16.61
          C1   means a notional  figure  representing  the  number of  regulated customers (for the purpose of this defined term C1 only) defined, for each relevant year, as the figure in the table below.

                  Relevant year beginning:
                  1 April 1994              1,293,410

                  1 April 1995              1,307,578
                  1 April 1996              1,321,355
                  1 April 1997              1,334,929

          PQ   means 0.0969p

          Qt   means the regulated quantity supplied in relevant year t.

          PIt  is derived from the following formula

                           PIt  =  ( 1  +  RPIt - Xs  ) PIt-1
                                    ------------------
                                               100

    where, for the relevant year beginning 1 April 1994, PIt-1 equals 1
    RPIt means the percentage change(where of a positive or a negative value)in the arithmetic average of the Retail Price Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2. XS means 2. Yt means the allowed costs, in pence per regulated unit supplied in relevant year t, as calculated in accordance with the formula at paragraph 2 of this Condition. KSt means the correction factor per regulated unit (whether of a positive or negative  value) to be applied to the average  charge per regulated unit supplied in relevant
                  year t which (subject to paragraph 4 of condition 3D) is derived from the following formula.
                           Kst  =   (RST-1 - (Qt-1 . Mst-1 ) (1 +  It  )
                                    ------------------------      -----
                                            Qt                   100

         Provided that:

                    (a) notwithstanding the above, the value for Kst for the fifth relevant year shall, subject to sub-paragraph (b) below, be the value notified by the licensee to the Director no later than three months after the commencement of the fifth relevant year. Such notification shall be accompanied by a statement showing how the value for Kst is derived, together with its reasons for the basis adopted in calculating such value; and

                    (b) unless the Director objects in writing to the licensee to such value within 3 months of receipt of the aforementioned notification (giving reasons for such objection) such value shall be the value as notified to the Director. Where the Director has served a notice of objection on the licensee, the licensee shall, no later than 14 days after receipt of such notice, notify the director, by a further statement served on the Director in accordance with sub-paragraph (a) of the proposed value for Kst for the fifth relevant year. Where:

               RSt-1means the  regulated  supply  revenue in relevant  year t-1.
                    Qt-1 means the regulated quantity supplied in relevant year t-1. Qt means the regulated quantity supplied in relevant year t. MSt-1 means the maximum average charge per regulated unit supplied in relevant year t-1. It means that interest rate in relevant year t which is equal to, where KSt (taking no account of I for this purpose) has a positive value, the average specified rate plus 2 or where KSt (taking no account of I for this purpose) has a negative value the average specified rate.

         Formula for Yt as used in paragraph 1

2. For the purpose of paragraph 1, the term Yt (being the allowed cost, in pence per regulated unit supplied in relevant year t) shall be calculated in accordance with the following formula:

Yt = Et + Ft + Tt + Ut Where: Et means the licensee's average electricity purchase costs in pence per regulated unit supplied in relevant year t, as calculated in accordance with the principles set out in Part F of Schedule 3 and attributed to regulated customers. Ft means the fossil fuel levy or an amount in lieu thereof per regulated unit supplied in relevant year t, being an  amount in pence per  regulated  unit  supplied  derived  by:

     (a) aggregating the amounts payable (measured on an accruals basis) by the licensee:

          (i) in respect of the fossil fuel levy pursuant to Regulations made under Section 33 of the Act in respect of relevant year t; and

          (ii) in lieu of the fossil fuel levy on purchases of electricity other than leviable electricity, as calculated in accordance with paragraph A3 of Schedule 3 in respect of relevant year t; and

     (b) attributing a share of those amounts to quantities supplied in relevant year t to such regulated customers in accordance with the principles set out in Part A of Schedule 3; and

     (c) dividing the resulting amount by the regulated quantity supplied in relevant year t. TI means the allowed transmission cost per regulated unit supplied in relevant year t, derived by:

          (a)  aggregating those charges:

               (i) paid by the licensee to the Transmission Company as transmission charges attributed to regulated customers in relevant year t after adding any amounts paid or deducting any amounts received in relevant year t in respect of any under or over payment in the preceding relevant year t-1; and

               (ii) payable  (measured on an accruals  basis) by the licensee to the Interconnectors Business of the Transmission Company as interconnector charges attributed to regulated customers in relevant year t; and (b) dividing the resulting amount by the regulated quantity supplied in relevant year t.

Ut means the allowed distribution cost per regulated unit supplied in relevant year t, derived by:

          (a) aggregating the amounts payable (measured on an accruals basis) in relevant year t by the licensee in respect of distribution services attributed to regulated customers to the Distribution Business of the license and (in respect of similar services, whether or not the same are excluded services for the purposes of any license held by the relevant third-party) to the distribution business of any third party; and

          (b) dividing the resulting amount by the regulated quantity supplied in relevant year t.

         but so that no amount may be taken into account more than once for the purpose of any calculation of the component parts of the formula.

                                           Condition 3C:  [No longer used]

Condition  3D:  Restriction  of  distribution  charges  and of  supply  charges:
                adjustments

1. The following paragraphs shall have effect separately in relation to distribution charges regulated under Condition 3A and supply charges regulated under Condition 3B.

2. If, in respect of any relevant year, the average charge per unit exceeds the maximum average charge per unit by more than the permitted on-year percentage, the licensee shall furnish an explanation to the Director and in the next following relevant year the licensee shall not effect any increase in charges unless it has demonstrated to the reasonable satisfaction of the Director that the average charge per unit would not be likely to exceed the maximum average charge per unit in that next following relevant year.

3. If, in respect of any two successive relevant years, the sum of the amounts by which the average charge per unit has exceeded the maximum average charge per unit is more than the permitted two-year percentage, then in the next following relevant year the licensee shall, if required by the Director, adjust its charges such that the average charge per unit would not be likely, in the judgment of the Director, to exceed the maximum average charge per unit in that next following relevant year.

4. If, in respect of two successive relevant years, the average charge per unit is less than 90 per cent of the maximum average charge per unit, the Director, after consultation with the licensee, may direct that:

         (a) in calculating Kdt for the purposes of paragraph 1 of Condition 3A in respect of the next following relevant year, there shall be substituted for Rdt-1 in the formula at paragraph 1 of Condition 3A such figure as the Director may specify being not less than Rdt-1 and not more than 0.90 (Dt-1.Mdt-1); or

         (b) in calculating Kst for the purposes of paragraph 1 of Condition 3B in respect of the next following relevant year, there shall be substituted for Rst-1 in the formula at paragraph 1 of Condition 3B such figure as the Director may specify being not less than Rst-1 and not more than 0.90 (Qt-1.MSt-1).

5.       In this Condition:


"per unit"           means per unit distributed in a
                     relevant year or per regulated unit
                     supplied in the fifth relevant year or
                     any subsequent relevant year, as the
                     context requires.

"permitted one-year  means 3 per cent of the maximum average charge per unit
percentage"          distributed or 4 per cent of the maximum average charge per regulated unit supplied, as the context requires.

"permitted two-year  means 4 per cent of the maximum average charge per unit
percentage"          distributed in the second of the relevant years or 5 per
                     cent of the maximum average charge per regulated unit supplied in the second of the relevant years, as the context requires.


         Provided that, in respect of each of the above definitions, where the relevant year referred to is one of the first four relevant years it shall have effect as if the word "regulated" was omitted and shall be construed in accordance with the charge restrictions conditions in force during that year.

Condition 3E: Information to be provided to the Director in connection with the charge restriction conditions

1.   Where the licensee is intending to make any change in:

     (a)  charges  for  provision  of  distribution   services  regulated  under
          Condition 3A; or

     (b)  tariff supply charges regulated under Condition 3B

         the licensee shall (unless otherwise agreed by the Director) not later than the date of publication of such changes provide the Director with:

          (i) a written forecast of the maximum average charge per unit distributed or the maximum average charge per regulated unit supplied, together in each case with its components, in respect of the relevant year t in which such change is to take effect and in respect of the next following relevant year t+1; and

          (ii) a written estimate of the maximum average charge per unit distributed or the maximum average charge per regulated unit supplied, together in each case with its components, in respect of the relevant year t-1 immediately preceding the relevant year in which the change is to take effect unless a statement complying with paragraph 8 in respect of relevant year t-1 has been furnished to the Director before the publication of the proposed change.

2. (a) No later than 1st April in each relevant year, the licensee shall send to the Director a statement of principles in accordance with which the licensee intends to attribute, together with a statement of the licensee's provisional attribution of, electricity purchase or sale contracts to regulated customers and to other customers.

     (b) Where, at any time during a relevant year, the licensee intends to change the principles of attribution or any provisional attribution specified in the statement under sub-paragraph (a) or a previous statement under this sub-paragraph (b) or to purchase or sell an electricity purchase or sale contract, the change or the provisional attribution in relation to the purchases or sale shall be specified in a written statement signed by a person authorized to sign a statement by the Directors of the licensee which statement shall not provide for a retrospective change of principals or for any re-attribution of payment already made or any payment where the even giving rise to that payment has already occurred (whether or not it is then due).

3. If within three months of the commencement of any relevant year t the licensee has not made any such change in charges as is referred to in paragraph 1, the licensee shall provide the Director with a written forecast of the maximum average charge per regulated unit supplied in respect of relevant year t.

4. The Director may issue directions providing that any forecast or estimate provided in accordance with paragraphs 1 or 3 shall be accompanied by such information as regards the assumptions underlying the forecast or estimate as may be necessary to enable the Director to be satisfied that the forecast or estimate has been properly prepared on a consistent basis.

5.   [No longer used]

6.   [No longer used]

7. Subject as provided in (b) below, not later than six weeks after the commencement of any relevant year t, the licensee shall send to the Director a statement as to:

         (a) whether or not the provisions of condition 3D are likely to be applicable in consequence of the average charge per unit distributed or regulated unit supplied (as the case may be) in the preceding relevant year t-1 or the two preceding relevant years t-1 and t-2; and

         (b) its best estimate as to the relevant correction factor Kdt or (other than in the fifth relevant year) Kst (as the case may be) to be applied in calculating the maximum average charge per unit distributed or regulated unit supplied (as the case may be) in respect of relevant year t.

8. Not later than three months after the end of a relevant year the licensee shall send the Director a statement, in respect of that relevant year, showing the specified items referred to in paragraph 10.

9.   The statement referred to in the preceding paragraph shall be:

         (a) accompanied by a report from the Auditors that in their opinion (i) such statement fairly presents each of the specified items referred to in paragraph 10 in accordance with the requirements of the charge restriction conditions and (ii) the amounts shown in respect of each of those specified items are in accordance with the licensee's accounting records which have been maintained in respect of each of the relevant Separate Businesses in accordance with Condition 2; and

         (b) certified by a director of the licensee on behalf of the licensee that to the best of his knowledge, information and belief having made all reasonable enquiries:

               (i) there is no amount included in its calculations under Conditions 3A and Schedule 3 which represents other than:

                    (aa) bona   fide   consideration   for  the   provision   of
                         distribution services in the course of its Distribution Business; or

                    (bb) an  amount  permitted  under  the  charge   restriction
                         conditions to be so included;

               (ii) there  is no  amount  included  in  its  calculations  under
                    Condition 3B and Schedule 3 which represents other than:

                    (aa) bona fide  consideration  for  electricity  supplied to regulated customers; or

                    (bb) an  amount  permitted  under  the  charge   restriction
                         conditions to be so included;

               (iii)there is no amount  included in its  calculations of allowed security costs under Condition 3F which represents other than an amount permitted under the charge restriction conditions to be so included;

               (iv) no service has been treated as an excluded service which was not properly so treated and no amount included in the revenues in respect thereof represents other than bona fide consideration for the provision of the excluded service to which it relates;

               (v) all amounts which should properly be taken into account for the purposes of the charge restriction conditions have been taken into account; and

               (vi) there  is no  amount  included  in  its  calculations  under
                    Condition 3B and Schedule 3 in respect of electricity purchase or sale costs which does not result from an attribution or method of attribution contained in the statement under either paragraph 2 (a) or (b).

10. The specified items to be contained in the statement referred to in paragraph 8 shall be the following:

     (a)  the regulated quantity distributed;

     (b)  the quantity distributed in each regulated distribution unit category;

     (c)  the average charge per unit distributed;

     (d)  the quantity supplied;

     (e)  the average charge per unit supplied;

     (f)  the average charge per regulated unit supplied;

     (g)  the regulated quantity supplied;

     (h) the factor in respect of distribution losses, calculated as provided under paragraph 3 of Condition 3A;

     (i) the licensee's average electricity purchase costs per regulated unit supplied calculated as provided under paragraph 2 of Conditions 3B;

     (j) the fossil fuel levy per regulated unit supplied, calculated as provided under paragraph 2 of Condition 3B;

     (k) the allowed transmission cost per regulated unit supplied, calculated as provided under paragraph 2 of Condition 3B;

     (l) the allowed distribution cost per regulated unit supplied, calculated as provided under paragraph 2 of Condition 3B;

     (m) the statements and information referred to in paragraphs A6, B2, C8, D1, E10 and F7 of Schedule 3;

     (n)  the information referred to at paragraph 8 of Condition 3F.

         Provided that the statement to be provided in the fifth relevant year in respect of the immediately preceding relevant year shall contain the information required by Paragraph 10 of Condition 3E in the License in the form in force on 31 March 1994.

11. Where the Director issues directions in accordance with paragraph 9 of Condition 3F or paragraphs A7 or B3 or C9 or D5 or E11 or F8 of
         Schedule 3 then such directions shall not have effect from a date earlier than the commencement of the relevant year to which the statement last furnished to the Director pursuant to paragraph 8 prior to the issue of the directions related, unless such statement (or the accompanying report or certificate under paragraph 9) or any statement, report or certificate in respect of an earlier relevant year was incorrect or was misleading in any material respect.

12. Where the Director issues such directions as are referred to in the preceding paragraph, the Director may require the licensee to provide a revised statement in respect of such of the specified items as may be affected by the directions, and the licensee shall comply with such request.

Condition 3F: Allowances in respect of security costs

1. At any time during a security period, the licensee may give notice in writing to the Director suspending, with effect from the date of receipt of the notice by the Director, application of such of the charge restriction conditions as may be specified in the notice for the unexpired term of the security period.

2. At any time during a security period, the Director may (having regard to his duties under the Act) by means of directions:

     (a) suspend or modify for the unexpired term of the security period the charge restriction conditions or any part or parts thereof; or

     (b) introduce for the unexpired term of the security period new charge restriction conditions in either case, so as to make such provision as in the opinion or estimation of the Director is requisite or appropriate:

          (i) to enable the licensee to recover by means of increased charges an amount estimated as being equal to the licensee's allowed security costs during such period;

          (ii) to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the licensee as costs in its Distribution Business are recovered by means of appropriate equitable increases on the charges made by the licensee in its Distribution Business; and

          (iii)to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the licensee as costs in its Supply Business and its Second-Tier Supply Business respectively are recovered by appropriate equitable increases in the charges made by the licensee in those Businesses and the licensee shall comply with the terms of any directions so issued.

3. At any time following a security period, the Director may (following such consultation with the licensee and others as the Director may consider appropriate) issue directions suspending or modifying the charge restriction conditions or any part or parts thereof or replacing such directions as may have been made during the security period and introducing such new charge restriction conditions as in the opinion of the Director are appropriate in all the circumstances (including at the Director's discretion an appropriate adjustment having regard to any profit gained or foregone by the licensee during the security period), and the licensee shall comply with any directions so issued.

4. At any time within three months after the issue of directions by the Director under paragraph 3, the licensee may serve on the Director a disapplication request in respect of such of the charge restriction conditions or any part or parts thereof as are specified in the request.

5. If within three months of the receipt by the Director of the disapplication request referred to in paragraph 4, the Director has either not agreed in writing to such disapplication request or has not made a reference to the Monopolies Commission under Section 12 of the Act relating to the modification of the charge restriction conditions, the licensee may deliver one month's written notice to the Director terminating the application of the charge restriction conditions (or any part or parts thereof) as were specified in the disapplication request.

6. Subject to paragraphs 7 and 9, the licensee shall in any relevant year be entitled to recover an aggregate amount equal to its allowed security costs in that year or (insofar as not previously recovered) any previous year, by means of appropriate equitable increases on the charges made by the licensee in each of its Distribution, Supply and Second-Tier Supply Businesses.

7.   Paragraph 6 shall not apply in so far as such allowed security costs:

     (a)  were otherwise recovered by the licensee; or

     (b) were taken into account by the Director in setting charge restriction conditions by means of directions issued under paragraph 3 above.

8. The licensee shall following the end of each relevant year provide to the Director, as being one of the specified items to be contained in the statement referred to at paragraph 8 of Condition 3E, details in respect of that relevant year of:

     (a)  the amount of the licensee's allowed security costs; and

     (b) the aggregate amounts charged under paragraph 6 on account of the licensee's allowed security costs; and

     (c) the bases and calculations underlying the increases in charges made by the licensee in its Distribution, Supply and Second-Tier Supply Businesses under paragraph 6.

9. Where the Director is satisfied that the licensee has recovered amounts in excess of the allowed security costs, the Director may issue directions requiring the licensee to take such steps as may be specified to reimburse customers of or purchasers from the Distribution, Supply and Second-Tier Supply Business (as the case may be) for the excess amounts charged to them, and the licensee shall comply with any directions so issued provided that if the excess amounts relate to allowed security costs paid to any authorized electricity operator, the licensee shall not be obliged to make any such reimbursement unless and until it has recovered such costs from the relevant authorized electricity operator.

10. No amounts charged by the licensee under this Condition (whether or not subsequently required to be reimbursed) shall be taken into account for the purpose of applying the charge restriction provisions of Conditions 3A and 3B.

11.      In this Condition:

"allowed security cost" shall have the meaning ascribed to that term in the
                        Fuel Security Code.

"security period"       means a period commencing on the date on which
                        any direction issued by the Secretary of State under
                        Section 34(4)(b) of the Act enters effect and terminating on the date (being not earlier than the date such direction, as varied, is revoked or expires) as the Director, after consultation with such persons
                        (including without limitation, license holders liable to be principally affected) as he shall consider appropriate, may with the consent of the Secretary of State by notice to all license holders determine after having regard to the views of such persons.

Conditions 3G: Duration of charge restriction conditions

1. The charge restriction conditions shall apply so long as this license continues in force but shall cease to have effect (in whole or in part, as the case may be) if the licensee delivers to the Director a disapplication request made in accordance with paragraph 2 and:

     (a)  the Director agrees in writing to the disapplication request; or

     (b) their application (in whole or in part) is terminated by notice given by the licensee in accordance with either paragraph 4 or paragraph 5.

2. A disapplication request pursuant to this Condition 3G shall (a) be in writing addressed to the Director, (b) specify the charge restriction conditions (or any part or parts thereof) to which the request relates and (c) state the date from which the licensee wishes the Director to agree that the specified charge restriction conditions shall cease to have effect.

3. Save where the Director otherwise agrees, no disapplication following delivery of a disapplication request pursuant to this Condition 3G shall have effect earlier than that date which is the later of:

          (a) a date being not less than 18 months after delivery of the disapplication request; and either

          (b) in the case of distribution charges regulated under Condition 3A, 31st March, 1995; or

          (c) in the case of supply charges regulated under Conditions 3B, 31st March, 1998.

4.   If the Director has not made a reference to the Monopolies Commission under
     Section 12 of the Act relating to the modification of the charge restriction conditions before the beginning of the period of 12 months which will end with the disapplication date, the licensee may deliver written notice to the Director terminating the application of such of the charge restriction conditions (or any part or parts thereof) as are specified in the disapplication request with effect from the disapplication date or a later date.

5. If the Monopolies Commission makes a report on a reference made by the Director relating to the modification of the charge restriction conditions (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the cessation of such charge restriction conditions, in whole or in part, operates or may be expected to operate against the public interest, the licensee may within 30 days after the publication of the report by the Director in accordance with Section 13 of the Act deliver to him written notice terminating the application of such charge restriction conditions with effect from the disapplication date or later.

6. A disapplication request or notice served under this Condition may be served in respect of a specified geographic area.

                                   SCHEDULE 3

          Supplementary provisions of the charge restriction conditions

                                     PART A
                           Principles for Attribution

         General Principles

A1. Where for the purposes of the charge restriction conditions, a share of costs borne by the licensee requires to be attributed to any part of the market, the license shall make that attribution on a basis which ensures that no more than a fair proportions of those costs, reflecting the costs incurred by the licensee in supplying that part of the market, are so attributed.

A2. The following paragraphs of this Part of Schedule 3 are without prejudice to paragraph A1.

         Fossil Fuel Levy and payments in lieu thereof

A3. The fossil fuel levy requiring to be attributed to supplies to regulated customers shall be attributed on the basis of the amount of the levy incorporated in the prices actually charged or to be charged by the licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made. Amounts in lieu of the fossil fuel levy in respect of purchases of electricity other than leviable electricity requiring to be calculated and then attributed to supplies to regulated customers in any relevant year for the purposes of Condition 3B shall:

          (a) be calculated as being such amounts as correspond to the lesser of:

               (i) the premium actually payable (measure on accruals basis) by the licensee during the relevant year on purchases of electricity other than leviable electricity as representing the benefit to the licensee of being able to treat such electricity as being other than leviable for the purposes of
                    Section 33 of the Act and Regulations thereunder; and

               (ii) the additional amount that would have been payable (measured on an accruals basis) by the licensee in respect of the fossil fuel levy pursuant to Regulations made under Section 33 of the Act had such electricity been leviable electricity; and

          (b) be attributed to supplies to regulated customers pro rata to the amount which the quantity supplied to regulated customers bears to the total quantity supplied (in each case in the relevant year in respect of which the attribution falls to be made)
                  or on the basis of the amount referred to in paragraph (a) incorporated in the prices actually charged or to be charged by the licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made or on such other basis of attribution as the licensee shall previously have agreed with the Director.

    Transmission connection point charges and remote transmission asset rentals

A4. The transmission connection point charges and remote transmission asset rentals requiring to be attributed between the regulated quantity distributed and other quantities distributed shall be attributed in proportion to the transmission connection point and remote transmission asset capacity required for the purpose of distributing those quantities.

         Distribution losses

A5. Where an amount (in units) in respect of distribution losses requires to be calculated and attributed in respect of EHV units and units distributed by the licensee for the purpose of supply to premises outside the licensee's authorized area, such calculation and attribution shall be made consistently with the principles underlying the schedule of adjustment factors referred to at sub-paragraph (b) of paragraph 3 of Condition 8.

         Information to be provided by licensee

A6. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement of the actual attribution of electricity purchase costs between regulated and other customers and reconciling the attribution with any statements made in respect of the relevant year under paragraph 2 of Condition 3E, and a statement confirming that the calculation of amounts in lieu of the fossil fuel levy and the attribution of the fossil fuel levy, amounts in lieu thereof, the transmission connection pint charges, the remote transmission asset rentals and of distribution losses was made in accordance with the provisions of this Part of Schedule 3, accompanied (where appropriate) by

     (i) a statement of the total amounts attributed to regulated and other customers; and

     (ii) an explanation of any changes in the principles of attribution or their application (as the case may be) since the issue of the statement under paragraph 2(a) of Condition 3E; and

     (iii)copies of statements prepared under paragraph 2(b) of Condition 3E and an explanation of the basis therefore.

A7.  Where  the  Director  is  satisfied   that  the  basis  of  calculation  or
     attribution (as the case may be) used by the licensee is not in conformity with paragraph A1, the Director may issue directions specifying an alternative basis of calculation or attribution by the licensee (as the case may be) shall be adjusted accordingly with effect from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in those directions.

                                     PART C

                                Excluded services

         Distribution Business

C1. There may be treated as excluded services provided by the licensee in its Distribution Business such services in respect of which charges are made which:

         (a)      do no fall within paragraph C2 of this Part;  and

         (b) may (subject to paragraph C9) be determined by the licensee as falling under one of the principles set out in paragraphs C3 to C6 of this Part.

C2. No services provided by the licensee as part of its Distribution Business shall be treated as an excluded service in so far as it consists of the provision of services remunerated under the use of system charges in accordance with paragraph 3 of Condition 8 including (without prejudice to the foregoing):

          (i)  (subject  to  paragraph  C3  of  this  Part)  the   transport  of
               electricity;

          (ii) the carrying out of works for the installation of electric lines or electrical plant (not otherwise payable in the form of connection charges);

          (iii)the carrying out of works or the provision of maintenance or repair or other services for the purpose of enabling the licensee to comply with Conditions 9, 11 and 13, the Electricity Supply Regulations of 1988 or any regulations made under Section 29 of the Act or any other enactment relating to safety or standards applicable in respect of the Distribution Business; and

          (iv) (subject   to   paragraph   C5  of  this  Part)  the   provision,
               installation and maintenance of any meters, switchgear or other electrical plant (not being part of connection charges).

C3. The licensee may treat as being an excluded service for the purposes of its Distribution Business the transport of:

          (a) units of electricity not consumed in the licensee's authorized area; or

          (b)  EHV units.

C4. Charges of the type described in paragraph 4 of Condition 8 and borne in accordance with the principles set out in paragraph 7 of Condition 8 by any person as connection charges, and charges in respect of the statements referred to in paragraph 8 of Condition 8, may each be treated as excluded services for the purposes of the Distribution Business.

C5. A service provided by the licensee as part of its Distribution Business may be treated as an excluded service in so far as it consists in the provision of services (including metering, electric lines or electrical plant) for the specific benefit of any third party requesting the same and not made available by the licensee as a normal part of its Distribution Business remunerated by use of system charges including (without prejudice to the foregoing):

          (i) special metering (including "time of day" metering) to facilitate energy saving programs for the benefit of customers requesting the same;

          (ii) charges for moving mains, services or meters forming part of the licensee's distribution system to accommodate extension, re-design or re-development of any premises on which the same are located or to which they are connected;

          (iii)the provision of electric lines and electrical plant (a) insofar as the same are required for the specific purpose of enabling the provision of top-up or standby supplies or sales of electricity or (b) to provide a higher degree of security than is required for the purposes of complying with Condition 9; and

          (iv) the amount by which charges for the provision of prepayment meters to customers exceed charges for the provision of standard meters for such customers.

C6. There may be treated as an excluded service for the purposes of the Distribution Business, charges for the relocation of electric lines or electrical plant and the carrying out of works associated therewith pursuant to a statutory obligation (other than under Section 9(1) or Section 16 of the Act) imposed on the licensee.

         Supply Business

C7. Subject to paragraph C9, a service provided by the licensee as part of its Supply Business may be treated as an excluded service in so far as it consists of the provision of services for the specific benefit of customers requesting the same and not made available by the licensee as a normal part of such Business. For the avoidance of doubt, the provision of facilities for prepayment may not be treated as an excluded service except the provision of prepayment meters as an excluded service by the distributions business.

         Information to be provided to the Director

C8. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, details specifying separately the nature of all services provided as part of its Distribution Business or Supply Business by the licensee and treated as excluded services by the licensee during the course of such year and stating the revenues derived by the licensee in respect of each such service so treated.

C9. Where the Director is satisfied that in light of the principles set out in paragraphs C2 to C7 inclusive any service treated by the licensee as an excluded service should not be so treated, the Director shall issue directions to that effect, and the service or services specified in the directions shall cease to be treated as excluded services from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.

                                     PART F

                           Electricity purchase costs

F1. For the purposes of the term Et in paragraph 2 of Condition 3B, the licensee's electricity purchase costs shall, subject to paragraph F8 of this Part of Schedule 3, comprise:

         (a) costs payable (measured on an accruals basis) by the licensee in respect of the establishment, management and administration of Non-Fossil Purchasing Agency Limited pursuant to the terms of a shareholders' or agency agreement dated 30th March, 1990; and

         (b) amounts becoming payable (measured on an accruals basis) by the licensee pursuant t qualifying arrangements (as defined by Section 33 of the Act), together with finance costs (if any) incurred by the licensee in funding the amounts so becoming payable in the period prior to the receipt by the licensee of the amounts referred to below, net of any amounts receivable (measured on n accruals basis) by the licensee in respect of:

               (i) the re-sale by the licensee of any of the electricity the subject of such qualifying arrangements; and

               (ii) payments made to the licensee  pursuant to Regulations  made under Section 33(1) of the Act, and

         for this purpose "re-sale" shall be deemed to include delivery of the electricity by the seller thereof to the pool established pursuant to the Pooling and Settlement Agreement or to another person at the direction of the licensee; and

         (c) amounts becoming payable (measured on an accruals basis) by the licensee under the terms of the Pooling and Settlement Agreement in respect of the purchase by the licensee of electricity under the terms of such agreement; and

         (d) the net amount (whether being a positive or a negative amount) payable or receivable (as the case may be, and in either case measured on an accruals basis) by the licensee in respect of electricity purchase or sale contracts, as determined in accordance with paragraphs F2 to F6 below; and

         (e) the net amount payable (measured on an accruals basis) in respect of purchases of electricity otherwise than under the terms of the Pooling and Settlement Agreement.

         but so that no amount may be taken into account more than once for the purposes of sub-paragraphs (a) to (e).

F2. For the purposes of this Part of Schedule 3 (and same as provided in paragraph F3), payments or receipts under any electricity purchase or sale contract shall include all amounts payable or receivable for the grant of or pursuant to the terms of such contract.

F3. Notwithstanding paragraph F2, contracts or arrangements the principal purpose of which is to enable the licensee to hedge currency exchange risks shall not be treated as electricity purchase or sale contracts.

F4. Subject to paragraph F6, any fixed or lump sum payments payable or receivable under electricity purchase or sale contracts which span two or more relevant years shall be time apportioned to the periods of such contract falling within each relevant year.

F5. Subject to paragraph F6, on the sale or other disposition by the licensee of any electricity purchase or sale contract or its rights and obligations thereunder, amounts receivable in respect of such sale or dispositions shall (net of any amounts otherwise falling to be apportioned to a subsequent relevant year in accordance with paragraph
         F4) be taken into account as a receipt at the time it accrues due to the licensee.

F6.      Insofar as either:

     (a) the treatment of amounts payable or receivable under electricity purchase or sale contracts does not fall to be specified in the preceding paragraphs of this Part; or

     (b) the treatment of such amounts is in the opinion of the licensee and its Auditors contrary to best accounting practice,

         the licensee shall notify the Director of the manner in which it proposes to treat such amounts, such notification to be accompanied by an opinion from the Auditors confirming that the treatment proposed is in accordance with best accounting practice, and (save where the Director issues directions that such amounts should be treated in another manner specified in those directions) the licensee shall thereafter treat such amounts in the manner notified.

F7. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Conditions 3E, a statement:

     (i) specifying the number and nature of contracts falling to be treated by the licensee as electricity purchase or sale contracts in that relevant year;

     (ii) specifying the aggregate amounts payable and the aggregate amounts receivable by the licensee under such contracts during that relevant year;

     (iii)confirming that the amounts treated as payable or receivable in respect of such contracts in the relevant year were computed in accordance with the preceding paragraphs of this Part and, where appropriate, accompanied by an explanation of any changes in the treatment of any contract or arrangement as being an electricity purchase or sale contract or in the treatment of amounts payable or receivable under any electricity purchase or sale contract.

F8.      Where the Director is satisfied that:

     (i) any contract or arrangement treated as an electricity purchase or sale contract should not be so treated, or any contract or arrangement not so treated should be so treated; or

     (ii) the basis on which amounts payable or receivable under an electricity purchase or sale contract are not apportioned in conformity with the preceding paragraphs of this Part,

         the Director may issue directions requiring an alternative basis of treatment of such contract or arrangement or of the apportionment of amounts payable or receivable under such electricity purchase or sale contract (as the case may be), and the basis of such treatment or apportionment by the licensee shall be adjusted accordingly with effect from the date of issue of such direction or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.